                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Senior Loan Fund, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO CALIFORNIA VALUE MUNICIPAL
COUNSELOR SERIES TRUST)                 INCOME TRUST
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   FUND
AIM GROWTH SERIES (INVESCO GROWTH       INVESCO EXCHANGE FUND
SERIES)                                 INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS          INVESCO MANAGEMENT TRUST
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO MUNICIPAL INCOME OPPORTUNITIES
AIM INVESTMENT FUNDS (INVESCO           TRUST
INVESTMENT FUNDS)                       INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS         INVESCO MUNICIPAL TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO           INVESCO QUALITY MUNICIPAL INCOME TRUST
TAX-EXEMPT FUNDS)                       INVESCO SECURITIES TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO SENIOR INCOME TRUST
TREASURER'S SERIES TRUST)               INVESCO SENIOR LOAN FUND
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)               MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME      INVESCO TRUST FOR INVESTMENT GRADE NEW
TRUST II                                YORK MUNICIPALS
INVESCO BOND FUND                       INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in
the Exhibit to this Memorandum of
Agreement

By:     /s/ John M. Zerr
        --------------------------

Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------

Title:  Senior Vice President

                        EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES                                            EXPIRATION
TRUST)                         WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
--------------------------  ------------------------  -------------- ----------
 Invesco Strategic Real        Invesco will waive       4/30/2014    06/30/2016
 Return Fund                  advisory fees in an
                              amount equal to the
                            advisory fees earned on
                             underlying affiliated
                                  investments

AIM INVESTMENT FUNDS                                  EFFECTIVE DATE EXPIRATION
(INVESCO INVESTMENT FUNDS      WAIVER DESCRIPTION     --------------    DATE
-------------------------   ------------------------                 ----------
 Invesco Global Targeted       Invesco will waive       12/17/2013   06/30/2016
 Returns Fund                 advisory fees in an
                              amount equal to the
                            advisory fees earned on
                             underlying affiliated
                                  investments

 Invesco Strategic             Invesco will waive        5/2/2014    06/30/2016
 Income Fund                  advisory fees in an
                              amount equal to the
                            advisory fees earned on
                             underlying affiliated
                                  investments

 Invesco Unconstrained         Invesco will waive       10/14/2014   06/30/2016
 Bond Fund                    advisory fees in an
                              amount equal to the
                            advisory fees earned on
                             underlying affiliated
                                  investments

AIM TREASURER'S SERIES                                EFFECTIVE DATE EXPIRATION
TRUST (INVESCO TREASURER'S                            --------------    DATE
SERIES TRUST)                  WAIVER DESCRIPTION                    ----------
--------------------------  ------------------------
 Premier Portfolio          Invesco will waive           2/1/2011    12/31/2015
                            advisory fees in the
                            amount of 0.07% of the
                            Fund's average daily net
                            assets

 Premier U.S.               Invesco will waive           2/1/2011    12/31/2015
 Government Money           advisory fees in the
 Portfolio                  amount of 0.07% of the
                            Fund's average daily net
                            assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

 PORTFOLIO                                   EFFECTIVE DATE    COMMITTED UNTIL
 ---------                                  ------------------ ---------------
 Invesco American Franchise Fund            February 12, 2010  June 30, 2016
 Invesco California Tax-Free Income Fund    February 12, 2010  June 30, 2016
 Invesco Core Plus Bond Fund                  June 2, 2009     June 30, 2016
 Invesco Equally-Weighted S&P 500 Fund      February 12, 2010  June 30, 2016
 Invesco Equity and Income Fund             February 12, 2010  June 30, 2016
 Invesco Floating Rate Fund                   July 1, 2007     June 30, 2016
 Invesco Global Real Estate Income Fund       July 1, 2007     June 30, 2016
 Invesco Growth and Income Fund             February 12, 2010  June 30, 2016
 Invesco Low Volatility Equity Yield Fund     July 1, 2007     June 30, 2016
 Invesco Pennsylvania Tax Free Income Fund  February 12, 2010  June 30, 2016
 Invesco S&P 500 Index Fund                 February 12, 2010  June 30, 2016
 Invesco Small Cap Discovery Fund           February 12, 2010  June 30, 2016
 Invesco Strategic Real Return Fund          April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

      PORTFOLIO                          EFFECTIVE DATE  COMMITTED UNTIL
      ---------                          --------------  ---------------
      Invesco Charter Fund               July 1, 2007    June 30, 2016
      Invesco Diversified Dividend Fund  July 1, 2007    June 30, 2016
      Invesco Summit Fund                July 1, 2007    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

   FUND                                      EFFECTIVE DATE  COMMITTED UNTIL
   ----                                      --------------  ---------------
   Invesco European Small Company Fund       July 1, 2007    June 30, 2016
   Invesco Global Core Equity Fund           July 1, 2007    June 30, 2016
   Invesco International Small Company Fund  July 1, 2007    June 30, 2016
   Invesco Small Cap Equity Fund             July 1, 2007    June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Alternative Strategies Fund           February 12, 2010  June 30, 2016
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2016
Invesco Multi-Asset Inflation Fund            October 14, 2014   June 30, 2016
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

   FUND                                        EFFECTIVE DATE COMMITTED UNTIL
   ----                                        -------------- ---------------
   Invesco Asia Pacific Growth Fund             July 1, 2007   June 30, 2016
   Invesco European Growth Fund                 July 1, 2007   June 30, 2016
   Invesco Global Growth Fund                   July 1, 2007   June 30, 2016
   Invesco Global Opportunities Fund           August 3, 2012  June 30, 2016
   Invesco Global Small & Mid Cap Growth Fund   July 1, 2007   June 30, 2016
   Invesco International Core Equity Fund       July 1, 2007   June 30, 2016
   Invesco International Growth Fund            July 1, 2007   June 30, 2016
   Invesco Select Opportunities Fund           August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

  FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
  ----                                     ------------------ ---------------
  Invesco All Cap Market Neutral Fund      December 17, 2013   June 30, 2016
  Invesco Balanced-Risk Allocation Fund/1/    May 29, 2009     June 30, 2016
  Invesco Balanced-Risk Commodity
    Strategy Fund/2/                       November 29, 2010   June 30, 2016
  Invesco China Fund                          July 1, 2007     June 30, 2016
  Invesco Developing Markets Fund             July 1, 2007     June 30, 2016
  Invesco Emerging Markets Equity Fund        May 11, 2011     June 30, 2016
  Invesco Emerging Market Local Currency
    Debt Fund                                June 14, 2010     June 30, 2016
  Invesco Endeavor Fund                       July 1, 2007     June 30, 2016
  Invesco Global Health Care Fund             July 1, 2007     June 30, 2016
  Invesco Global Infrastructure Fund          May 2, 2014      June 30, 2016
  Invesco Global Market Neutral Fund       December 17, 2013   June 30, 2016
  Invesco Global Markets Strategy Fund/3/  September 25, 2012  June 30, 2016
  Invesco Global Targeted Returns Fund/4/  December 17, 2013   June 30, 2016
  Invesco International Total Return Fund     July 1, 2007     June 30, 2016
  Invesco Long/Short Equity Fund           December 17, 2013   June 30, 2016
  Invesco Low Volatility Emerging Markets
    Fund                                   December 17, 2013   June 30, 2016
  Invesco Macro International Equity Fund  December 17, 2013   June 30, 2016
  Invesco Macro Long/Short Fund            December 17, 2013   June 30, 2016
  Invesco MLP Fund                          August 29, 2014    June 30, 2016
  Invesco Pacific Growth Fund              February 12, 2010   June 30, 2016
  Invesco Premium Income Fund              December 13, 2011   June 30, 2016
  Invesco Select Companies Fund               July 1, 2007     June 30, 2016
  Invesco Strategic Income Fund               May 2, 2014      June 30, 2016
  Invesco Unconstrained Bond Fund           October 14, 2014   June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

   FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
   ----                                    ----------------- ---------------
   Invesco Corporate Bond Fund             February 12, 2010  June 30, 2016
   Invesco Global Real Estate Fund           July 1, 2007     June 30, 2016
   Invesco High Yield Fund                   July 1, 2007     June 30, 2016
   Invesco Limited Maturity Treasury Fund    July 1, 2007     June 30, 2016
   Invesco Money Market Fund                 July 1, 2007     June 30, 2016
   Invesco Real Estate Fund                  July 1, 2007     June 30, 2016
   Invesco Short Term Bond Fund              July 1, 2007     June 30, 2016
   Invesco U.S. Government Fund              July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

    FUND                                  EFFECTIVE DATE    COMMITTED UNTIL
    ----                                 ------------------ ---------------
    Invesco American Value Fund          February 12, 2010  June 30, 2016
    Invesco Comstock Fund                February 12, 2010  June 30, 2016
    Invesco Energy Fund                    July 1, 2007     June 30, 2016
    Invesco Dividend Income Fund           July 1, 2007     June 30, 2016
    Invesco Gold & Precious Metals Fund    July 1, 2007     June 30, 2016
    Invesco Mid Cap Growth Fund          February 12, 2010  June 30, 2016
    Invesco Small Cap Value Fund         February 12, 2010  June 30, 2016
    Invesco Technology Fund                July 1, 2007     June 30, 2016
    Invesco Technology Sector Fund       February 12, 2010  June 30, 2016
    Invesco Value Opportunities Fund     February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

  FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------ ---------------
  Invesco High Yield Municipal Fund        February 12, 2010  June 30, 2016
  Invesco Intermediate Term Municipal
    Income Fund                            February 12, 2010  June 30, 2016
  Invesco Municipal Income Fund            February 12, 2010  June 30, 2016
  Invesco New York Tax Free Income Fund    February 12, 2010  June 30, 2016
  Invesco Tax-Exempt Cash Fund               July 1, 2007     June 30, 2016
  Invesco Tax-Free Intermediate Fund         July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

  FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------ ---------------
  Invesco V.I. American Franchise Fund     February 12, 2010  June 30, 2016
  Invesco V.I. American Value Fund         February 12, 2010  June 30, 2016
  Invesco V.I. Balanced-Risk Allocation
    Fund/5/                                December 22, 2010  June 30, 2016
  Invesco V.I. Comstock Fund               February 12, 2010  June 30, 2016
  Invesco V.I. Core Equity Fund              July 1, 2007     June 30, 2016
  Invesco V.I. Diversified Dividend Fund   February 12, 2010  June 30, 2016
  Invesco V.I. Diversified Income Fund       July 1, 2007     June 30, 2016
  Invesco V.I. Equally-Weighted S&P 500
    Fund                                   February 12, 2010  June 30, 2016
  Invesco V.I. Equity and Income Fund      February 12, 2010  June 30, 2016
  Invesco V.I. Global Core Equity Fund     February 12, 2010  June 30, 2016
  Invesco V.I. Global Health Care Fund       July 1, 2007     June 30, 2016
  Invesco V.I. Global Real Estate Fund       July 1, 2007     June 30, 2016
  Invesco V.I. Government Securities Fund    July 1, 2007     June 30, 2016
  Invesco V.I. Growth and Income Fund      February 12, 2010  June 30, 2016
  Invesco V.I. High Yield Fund               July 1, 2007     June 30, 2016
  Invesco V.I. International Growth Fund     July 1, 2007     June 30, 2016
  Invesco V.I. Managed Volatility Fund       July 1, 2007     June 30, 2016
  Invesco V.I. Mid Cap Core Equity Fund      July 1, 2007     June 30, 2016
  Invesco V.I. Mid Cap Growth Fund         February 12, 2010  June 30, 2016
  Invesco V.I. Money Market Fund             July 1, 2007     June 30, 2016
  Invesco V.I. S&P 500 Index Fund          February 12, 2010  June 30, 2016
  Invesco V.I. Small Cap Equity Fund         July 1, 2007     June 30, 2016
  Invesco V.I. Technology Fund               July 1, 2007     June 30, 2016
  Invesco V.I. Value Opportunities Fund      July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

                                                     EFFECTIVE       COMMITTED
FUND                                                   DATE            UNTIL
----                                              ---------------- -------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013 June 30, 2016

                           INVESCO MANAGEMENT TRUST

                                             EFFECTIVE     COMMITTED
          FUND                                 DATE          UNTIL
          ----                              ------------ -------------
          Invesco Conservative Income Fund  July 1, 2014 June 30, 2016

                               CLOSED-END FUNDS

                                                     EFFECTIVE     COMMITTED
 FUND                                                  DATE          UNTIL
 ----                                               ------------ -------------
 Invesco Advantage Municipal Income Trust II        May 15, 2012 June 30, 2016
 Invesco Bond Fund                                  May 15, 2012 June 30, 2016
 Invesco California Value Municipal Income Trust    May 15, 2012 June 30, 2016
 Invesco Dynamic Credit Opportunities Fund          May 15, 2012 June 30, 2016
 Invesco Exchange Fund                              May 15, 2012 June 30, 2016
 Invesco High Income Trust II                       May 15, 2012 June 30, 2016
 Invesco Municipal Income Opportunities Trust       June 1, 2010 June 30, 2016
 Invesco Municipal Opportunity Trust                May 15, 2012 June 30, 2016
 Invesco Municipal Trust                            May 15, 2012 June 30, 2016
 Invesco Pennsylvania Value Municipal Income Trust  May 15, 2012 June 30, 2016
 Invesco Quality Municipal Income Trust             June 1, 2010 June 30, 2016
 Invesco Senior Income Trust                        May 15, 2012 June 30, 2016
 Invesco Senior Loan Fund                           May 15, 2012 June 30, 2016
 Invesco Trust for Investment Grade Municipals      May 15, 2012 June 30, 2016
 Invesco Trust for Investment Grade New York
   Municipals                                       May 15, 2012 June 30, 2016
 Invesco Value Municipal Income Trust               June 1, 2010 June 30, 2016

                                                               Sub-Item 77Q1(e)

                             TERMINATION AGREEMENT

   This Agreement is made as of January 16, 2015, by and among Invesco
Advisers, Inc. (the "Adviser") and Invesco Australia Limited (the "Subadviser").

                                  BACKGROUND

   The Adviser has entered into an investment advisory agreement with each of the Trusts (the "Trusts"), each on behalf of itself and its series portfolios, if any, listed on Schedules A and B hereto, and with Invesco Exchange Fund (the "Limited Partnership") (collectively, the "Invesco Funds"). The Adviser is authorized to delegate certain of its rights and obligations under the advisory agreements to subadvisers and has entered into Master Intergroup Sub-Advisory Contracts for Mutual Funds with certain affiliated subadvisers including the Subadviser (the "Subadvisory Contracts").

   Capitalized terms not defined herein, are used as defined in the Subadvisory Contracts. The Adviser and the Subadviser desire to terminate the Subadvisory Contracts solely with respect to the Subadviser. Pursuant to Section 11 of the Subadvisory Contracts, the contracts may be terminated at any time without the payment of any penalty with sixty (60) days' written notice from the Adviser to the Subadviser or from the Subadviser to a Trust or to the Limited Partnership.

   Upon termination, the Adviser will assume all the duties and responsibilities of the Subadviser. The Subadviser has not undertaken any current duties under the Subadvisory Contracts and has no existing obligations or responsibilities thereunder. The Adviser and the Subadviser, with notice to and consent of the Invesco Funds, desire to terminate the Subadvisory Contracts solely with respect to the Subadviser with immediate effect.

   NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto, as follows:

   1. Effective on execution of this Agreement, all Subadvisory Contracts are terminated with respect to the Subadviser.

   2. Notice to and Consent of Invesco Funds. This Agreement provides notice to each of the Invesco Funds of the termination of the Subadviser. By signing this Agreement, each Trust, on behalf of itself and its series portfolios, and the Limited Partnership acknowledge that the Subadvisory Contracts between the Adviser and the Subadviser will terminate immediately with respect to the Subadviser, and waives the requirement for sixty (60) days prior notice.

   3. Effect on Other Contracts. For ease of administration, the Subadvisory Contracts were signed by multiple parties including other subadvisers. It is understood and agreed that this Termination Agreement only constitutes an agreement between the Adviser and the Subadviser and in no way releases or affects any of the other Subadvisers or any other Subadvisory Contracts.

   4. Release. In consideration of the early termination of the Subadvisory Contracts, the Subadviser releases the Adviser and each of the Invesco Funds from any conditions or liabilities under the Subadvisory Contracts. The Subadviser acknowledges that no compensation is due to the Subadviser upon this release.

   IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their officers as the day and year above first written.

                                       INVESCO ADVISERS, INC.

                                       By:  /s/ John M. Zerr
                                            ------------------------------------
                                       Name: John M. Zerr
                                       Title: Senior Vice President

                                       INVESCO AUSTRALIA LIMITED

                                       By:  /s/ Nick Burrell /  /s/ Mark Yesberg
                                            ------------------------------------
                                       Name: Nick Burrell / Mark Yesberg
                                       Title: Company Secretary / Director

NOTICE ACKNOWLEDGED AND CONSENT TO IMMEDIATE TERMINATION

                                          Each Trust (listed on Schedule A) on
                                          behalf of itself and each Fund listed
                                          on Schedule A

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          AIM Treasurer's Series Trust (Invesco
                                          Treasurer's Series Trust), on behalf
                                          of itself and each Portfolio listed
                                          on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Short-Term Investments Trust, on
                                          behalf of itself and each Portfolio
                                          listed on Schedule B

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          Invesco Exchange Fund (listed on
                                          Schedule A), a California limited
                                          partnership

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

SCHEDULE A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
Invesco American Franchise Fund
Invesco California Tax-Free Income Trust
Invesco Core Plus Bond Fund
Invesco Equally-Weighted S & P 500 Fund
Invesco Equity and Income Fund
Invesco Floating Rate Fund
Invesco Global Real Estate Income Fund
Invesco Growth and Income Fund
Invesco Low Volatility Equity Yield Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco S & P 500 Index Fund
Invesco Small Cap Discovery Fund
Invesco Strategic Real Return Fund

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
Invesco Charter Fund
Invesco Diversified Dividend Fund
Invesco Summit Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)
Invesco European Small Company Fund
Invesco Global Core Equity Fund
Invesco International Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Invesco Conservative Allocation Fund
Invesco Convertible Securities Fund
Invesco Global Low Volatility Equity Yield Fund
Invesco Growth Allocation Fund
Invesco Income Allocation Fund
Invesco International Allocation Fund
Invesco Mid Cap Core Equity Fund
Invesco Multi-Asset Inflation Fund
Invesco Moderate Allocation Fund
Invesco Small Cap Growth Fund
Invesco U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) Invesco Asia Pacific Growth Fund
Invesco European Growth Fund
Invesco Global Growth Fund
Invesco Global Opportunities Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco Emerging Markets Equity Fund
Invesco Endeavor Fund
Invesco Global Health Care Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Markets Strategy Fund
Invesco Global Targeted Returns Fund
Invesco International Total Return Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro International Equity Fund
Invesco Macro Long/Short Fund
Invesco MLP Fund
Invesco Pacific Growth Fund
Invesco Premium Income Fund
Invesco Select Companies Fund
Invesco Strategic Income Fund
Invesco Unconstrained Bond Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND) Invesco Corporate Bond Fund
Invesco Global Real Estate Fund
Invesco High Yield Fund
Invesco Limited Maturity Treasury Fund
Invesco Money Market Fund
Invesco Real Estate Fund
Invesco Short Term Bond Fund
Invesco U.S. Government Fund

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
Invesco American Value Fund
Invesco Comstock Fund
Invesco Dividend Income Fund
Invesco Energy Fund
Invesco Gold & Precious Metals Fund
Invesco Mid Cap Growth Fund
Invesco Small Cap Value Fund
Invesco Technology Fund
Invesco Technology Sector Fund
Invesco Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Fund
Invesco Municipal Income Fund
Invesco New York Tax Free Income Fund
Invesco Tax-Exempt Cash Fund
Invesco Tax-Free Intermediate Fund

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Diversified Income Fund
Invesco V.I. Equally-Weighted S & P 500 Fund
Invesco V.I. Equity And Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth And Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Money Market Fund
Invesco V.I. S & P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO MANAGEMENT TRUST
Invesco Conservative Income Fund

INVESCO SECURITIES TRUST
Invesco Balanced-Risk Aggressive Allocation Fund

Closed-End Funds

Invesco Advantage Municipal Income Trust II
Invesco Bond Fund
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco High Income Trust II
Invesco Municipal Income Opportunities Trust
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Quality Municipal Income Trust
Invesco Senior Income Trust
Invesco Total Property Market Income Fund
Invesco Trust For Investment Grade Municipals
Invesco Trust For Investment Grade New York Municipals
Invesco Value Municipal Income Trust

Invesco Senior Loan Fund

Invesco Exchange Fund

SCHEDULE B

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
Premier Portfolio
Premier Tax-Exempt Portfolio

SHORT-TERM INVESTMENTS TRUST
Government & Agency Portfolio
Government TaxAdvantage Portfolio
Liquid Assets Portfolio
STIC Prime Portfolio
Tax-Free Cash Reserve Portfolio
Treasury Portfolio